Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

FOURTH QUARTER 2006

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘seek,’’ ‘‘will,’’ and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2005.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, ‘‘common shares’’ refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM – Not meaningful; NA – Not Applicable; LTM – Latest twelve months.

•	Certain amounts in the Insurance business segment were reclassified for all periods presented between acquisition and general and administrative expenses to present the Insurance business segment results in a manner consistent with how management now manages and reviews the results of the Insurance business segment.

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ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE ORGANIZATION CHART

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ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED DECEMBER 31,		FOR THE YEAR ENDED DECEMBER 31,
		2006	2005	2006	2005	Previous Quarter Change	Previous Year to Date Change
HIGHLIGHTS	Net income (loss)	$ 198,810	($49,771)	$ 498,126	($220,484)	499.4%	325.9%
	Net income (loss) available to common shareholders	194,935	(52,491)	482,626	(223,204)	471.4%	316.2%
	Operating income (loss)[a]	193,566	(44,981)	500,909	(208,321)	530.3%	340.5%
	Operating income (loss) available to common shareholders[a]	189,691	(47,701)	485,409	(211,041)	497.7%	330.0%
	Operating cash flow	134,955	69,392	674,870	797,809	94.5%	(15.4)%
	Gross premiums written	290,795	192,632	1,789,642	1,668,877	51.0%	7.2%
	Net premiums earned	403,715	407,009	1,638,574	1,723,694	(0.8)%	(4.9)%
	Total assets	6,925,554	6,348,407	6,925,554	6,348,407	9.1%	9.1%
	Total shareholders’ equity	2,297,874	1,872,543	2,297,874	1,872,543	22.7%	22.7%
PER SHARE	Basic earnings (loss) per common share
AND SHARES DATA	Net income (loss) (as reported)	$ 2.93	($0.80)	$ 7.26	($3.60)	468.0%	301.9%
	Operating income (loss) (as reported)[a]	$ 2.85	($0.72)	$ 7.31	($3.40)	494.0%	314.8%
	Diluted earnings (loss) per common share
	Net income (loss) (as reported)	$ 2.70	($0.80)	$6.73	($3.60)	438.9%	286.9%
	Operating income (loss) (as reported)[a]	$ 2.63	($0.72)	$6.76	($3.40)	462.9%	298.8%
As Reported	Weighted average common shares outstanding	66,561	65,952	66,436	62,029	0.9%	7.1%
	Weighted average common shares outstanding and dilutive potential common shares	72,261	65,952	71,755	62,029	9.6%	15.7%
Book Value Per	Book value[b]	$ 31.45	$ 25.18	$ 31.45	$ 25.18	24.9%	24.9%
Common Share	Diluted book value (treasury stock method)[b]	$ 28.87	$ 23.17	$ 28.87	$ 23.17	24.6%	24.6%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income (loss)[c]	9.7%	(3.2)%	25.6%	(12.6)%	12.9	38.2
	ROAE, operating income (loss)[a][c]	9.4%	(3.0)%	25.7%	(11.9)%	12.4	37.6
	Return on beg. common equity (ROBE), net income (loss)[c]	10.2%	(3.4)%	28.9%	(12.0)%	13.6	40.9
	ROBE, operating income (loss)[a]	9.9%	(3.1)%	29.0%	(11.3)%	13.0	40.3
	Annualized ROAE, net income[c]	38.8%	(13.0)%	25.6%	(12.6)%	51.8	38.2
	Annualized ROAE, operating income[a][c]	37.8%	(11.8)%	25.7%	(11.9)%	49.6	37.6
	Annualized ROBE, net income	40.7%	(13.5)%	28.9%	(12.0)%	54.2	40.9
	Annualized ROBE, operating income[a]	39.6%	(12.2)%	29.0%	(11.3)%	51.8	40.3
	Annualized investment yield	5.3%	4.5%	4.9%	4.0%	0.8	0.9
	Loss ratio	32.6%	94.9%	50.5%	95.8%	(62.3)	(45.3)
GAAP	Acquisition expense ratio	20.1%	19.5%	19.4%	19.2%	0.6	0.2
	General and administrative expense ratio	12.8%	7.6%	11.6%	8.5%	5.2	3.1
	Combined ratio	65.5%	122.0%	81.5%	123.5%	(56.5)	(42.0)
STAT	Acquisition expense ratio	24.2%	21.1%	20.2%	18.6%	3.1	1.6
	General and administrative expense ratio	20.7%	17.0%	11.6%	8.9%	3.7	2.7
	Combined ratio	77.5%	133.0%	82.3%	123.3%	(55.5)	(41.0)

[a]	Operating income (loss) represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 26 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 27.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTER ENDED
	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$290,795	$476,213	$451,253	$ 571,381	$192,632	$272,200
Premiums ceded	(42,340)	(90,791)	(42,575)	(28,372)	(15,695)	(486)
Net premiums written	$248,455	$385,422	$408,678	$ 543,009	$176,937	$271,714
Change in unearned premiums	155,260	22,553	(2,000)	(122,803)	230,072	139,586
Net premiums earned	$403,715	$407,975	$406,678	$ 420,206	$407,009	$411,300
Other underwriting (loss) income	1,718	(1,837)	(1,992)	3,501	(7,494)	—
Total underwriting revenues	$405,433	$406,138	$404,686	$ 423,707	$399,515	$411,300
UNDERWRITING EXPENSES
Losses and loss expenses	$131,420	$188,033	$269,445	$ 238,732	$386,360	$217,858
Acquisition expenses	81,187	81,857	79,197	75,248	79,383	80,452
General and administrative expenses	51,879	48,535	46,068	43,891	30,967	36,888
Total underwriting expenses	$264,486	$318,425	$394,710	$ 357,871	$496,710	$335,198
Underwriting income (loss)	$140,947	$ 87,713	$ 9,976	$ 65,836	($ 97,195)	$ 76,102
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$ 72,033	$ 63,581	$ 60,291	$ 61,544	$ 52,974	$ 37,462
Interest expense	(7,528)	(7,528)	(7,459)	(7,526)	(7,321)	(4,526)
Amortization of intangibles	(1,126)	(1,158)	(1,158)	(1,158)	(1,158)	(1,220)
Total other operating revenue/expenses	$63,379	$ 54,895	$ 51,674	$ 52,860	$ 44,495	$ 31,716
INCOME (LOSS) BEFORE OTHER ITEMS	$204,326	$142,608	$ 61,650	$ 118,696	($ 52,700)	$107,818
OTHER
Net foreign exchange (losses) gains	$9,771	($ 3,633)	$ 11,997	$2,886	($ 2,786)	$ 2,735
Net realized (losses) gains on investments	(1,908)	(6,375)	(8,729)	(3,330)	(3,310)	754
Income tax (expense) benefit	(13,379)	(4,370)	(868)	(11,216)	9,025	1,801
NET INCOME (LOSS)	$198,810	$128,230	$ 64,050	$ 107,036	($ 49,771)	$113,108
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	($2,720)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$194,935	$124,355	$ 60,175	$ 103,161	($ 52,491)	$113,108
KEY RATIOS/PER SHARE DATA
Loss ratio	32.6%	46.1%	66.3%	56.8%	94.9%	53.0%
Acquisition expense ratio	20.1%	20.1%	19.5%	17.9%	19.5%	19.6%
General and administrative expense ratio	12.8%	11.9%	11.3%	10.5%	7.6%	9.0%
Combined ratio	65.5%	78.1%	97.1%	85.2%	122.0%	81.6%
Weighted average basic shares outstanding	66,561	66,339	66,398	66,445	65,952	61,684
Weighted average dilutive shares outstanding	72,261	71,487	71,109	71,295	65,952	66,086
Basic earnings (loss) per common share	$2.93	$1.87	$0.91	$1.55	($0.80)	$1.83
Diluted earnings (loss) per common share	$2.70	$1.74	$0.85	$1.45	($0.80)	$1.71
ROAE, net income (loss)[a]	9.7%	6.8%	3.5%	6.1%	(3.2)%	6.2%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME — YTD

	YEAR ENDED
	DEC. 31, 2006	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$1,789,642	$1,668,877	$1,711,357
Premiums ceded	(204,078)	(49,528)	(14,337)
Net premiums written	$1,585,564	$1,619,349	$1,697,020
Change in unearned premiums	53,010	104,345	(64,420)
Net premiums earned	$1,638,574	$1,723,694	$1,632,600
Other underwriting (loss) income	1,390	(4,818)	—
Total underwriting revenues	$1,639,964	$1,718,876	$1,632,600
UNDERWRITING EXPENSES
Losses and loss expenses	$ 827,630	$1,650,943	$937,330
Acquisition expenses	317,489	331,309	329,784
General and administrative expenses	190,373	146,419	133,725
Total underwriting expenses	$1,335,492	$2,128,671	$1,400,839
Underwriting income (loss)	$ 304,472	($ 409,795)	$ 231,761
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$ 257,449	$ 180,451	$ 122,059
Interest expense	(30,041)	(24,210)	(9,959)
Amortization of intangibles	(4,600)	(4,694)	(3,990)
Total other operating revenue/expenses	$ 222,808	$ 151,547	$ 108,110
INCOME (LOSS) BEFORE OTHER ITEMS	$ 527,280	($ 258,248)	$ 339,871
OTHER
Net foreign exchange gains (losses)	$ 21,021	($ 5,140)	($214)
Net realized (losses) gains on investments	(20,342)	(8,244)	6,130
Income tax (expense) benefit	(29,833)	51,148	9,797
NET INCOME (LOSS)	$ 498,126	($ 220,484)	$ 355,584
Preferred dividends	(15,500)	($2,720)	—
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ 482,626	($ 223,204)	$ 355,584
KEY RATIOS/PER SHARE DATA
Loss ratio	50.5%	95.8%	57.4%
Acquisition expense ratio	19.4%	19.2%	20.2%
General and administrative expense ratio	11.6%	8.5%	8.2%
Combined ratio	81.5%	123.5%	85.8%
Weighted average basic shares outstanding	66,436	62,029	62,781
Weighted average dilutive shares outstanding	71,755	62,029	67,283
Basic earnings (loss) per common share	$7.26	($3.60)	$5.66
Diluted earnings (loss) per common share	$6.73	($3.60)	$5.28
ROAE, net income (loss)[a]	25.6%	(12.6)%	20.3%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	DEC. 31, 2004
ASSETS
Cash and cash equivalents	$ 547,772	$ 527,990	$ 669,583	$ 562,060	$ 468,015	$ 271,143
Fixed maturity investments available for sale, at fair value	4,714,204	4,652,163	4,323,661	4,310,088	4,323,339	3,578,174
Investments in other ventures, under equity method	253,068	223,536	204,272	184,215	161,883	91,036
Premiums receivable, net	660,570	769,462	827,239	798,008	575,109	545,352
Deferred acquisition costs	168,809	189,110	169,190	174,358	162,592	195,419
Securities lending collateral	226,762	349,630	371,407	439,652	408,663	407,527
Prepaid reinsurance premiums	105,058	108,251	56,194	39,617	27,132	5,248
Losses recoverable	44,244	37,447	27,452	26,442	17,248	12,203
Accrued investment income	40,692	37,007	36,740	33,737	33,734	28,378
Intangible assets	70,366	70,255	71,436	65,086	65,633	47,107
Deferred tax assets	54,019	65,738	66,545	61,745	69,360	16,378
Other assets	39,990	37,201	34,693	33,919	35,699	27,873
TOTAL ASSETS	$6,925,554	$7,067,790	$6,858,412	$6,728,927	$6,348,407	$5,225,838
LIABILITIES
Reserve for losses and loss expenses	$2,701,686	$2,769,418	$2,782,803	$2,688,986	$2,603,590	$1,549,661
Reserve for unearned premiums	843,202	997,478	967,844	939,165	803,629	897,605
Deposit liabilities	161,024	173,992	173,527	151,418	92,523	—
Reinsurance balances payable	172,328	147,218	122,829	102,726	85,281	70,507
Securities lending payable	226,762	349,630	371,407	439,652	408,663	407,527
Debt	447,172	447,151	447,131	447,112	447,092	391,280
Other liabilities	75,506	65,729	56,336	35,880	35,086	46,803
TOTAL LIABILITIES	$4,627,680	$4,950,616	$4,921,877	$4,804,939	$4,475,864	$3,363,383
SHAREHOLDERS’ EQUITY
Preferred shares Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	—
Common shares	66,480	66,196	66,096	66,256	66,139	61,255
Additional paid-in capital	1,458,063	1,452,438	1,450,435	1,454,842	1,453,722	1,111,633
Accumulated other comprehensive (loss) income	(14,465)	(11,123)	(82,087)	(55,815)	(19,672)	39,473
Retained earnings	779,796	601,663	494,091	450,705	364,354	650,094
TOTAL SHAREHOLDERS’ EQUITY	$2,297,874	$2,117,174	$1,936,535	$1,923,988	$1,872,543	$1,862,455
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$6,925,554	$7,067,790	$6,858,412	$6,728,927	$6,348,407	$5,225,838
Book value per common share	$31.45	$28.87	$26.19	$25.93	$25.18	$30.30
Diluted book value per common share (treasury stock method)	$28.87	$26.52	$24.24	$23.96	$23.17	$27.91
RATIOS
Debt-to-capital	16.3%	17.4%	18.8%	18.9%	19.3%	17.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION

FOR THE YEAR ENDED DECEMBER 31, 2006

Gross Premiums Written = $1,949 million[a]

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$180,584	$117,313	$297,897	($ 7,102)	$290,795
Net premiums written	$138,436	$117,121	$255,557	($ 7,102)	$248,455
Net premiums earned	$102,921	$338,266	$441,187	($ 37,472)	$403,715
Other underwriting loss	—	—	—	1,718	1,718
Total underwriting revenues	$102,921	$338,266	$441,187	($ 35,754)	$405,433
UNDERWRITING EXPENSES
Losses and loss expenses	$ 83,370	$ 69,483	$152,853	($ 21,433)	$131,420
Acquisition expenses	11,382	81,883	93,265	(12,078)	81,187
General and administrative expenses	13,983	37,896	51,879	—	51,879
Total expenses	108,735	189,262	297,997	(33,511)	264,486
UNDERWRITING (LOSS) INCOME	($ 5,814)	$149,004	$143,190	($ 2,243)	$140,947
GAAP RATIOS
Loss ratio	81.0%	20.6%	34.6%	57.2%	32.6%
Acquisition expense ratio	11.1%	24.2%	21.1%	32.2%	20.1%
General and administrative expense ratio	13.5%	11.2%	11.8%	—	12.8%
Combined ratio	105.6%	56.0%	67.5%	89.4%	65.5%
STATUTORY RATIOS
Loss ratio	81.0%	20.6%	34.6%	57.2%	32.6%
Acquisition expense ratio	18.9%	31.4%	24.6%	41.2%	24.2%
General and administrative expense ratio	9.8%	32.4%	20.1%	—	20.7%
Combined ratio	109.7%	84.4%	79.3%	98.4%	77.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	81.0%	20.6%	34.6%	57.2%	32.6%
Acquisition expense ratio	11.1%	24.2%	21.1%	32.2%	20.1%
General and administrative expense ratio	13.5%	11.2%	11.8%	—	12.8%
Combined ratio	105.6%	56.0%	67.5%	89.4%	65.5%
EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	7.3%	6.6%	6.7%	8.0%	6.6%
NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	88.3%	27.2%	41.3%	65.2%	39.2%
Acquisition expense ratio	11.1%	24.2%	21.1%	32.2%	20.1%
General and administrative expense ratio	13.5%	11.2%	11.8%	—	12.8%
Combined ratio	112.9%	62.6%	74.2%	97.4%	72.1%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$ 180,584	$156,781	$ 159,223	$80,157	$98,373	$79,749
Net premiums written	$ 138,436	$ 98,328	$ 123,181	$56,692	$82,485	$79,264
Net premiums earned	$ 102,921	$ 90,062	$ 88,353	$90,426	$95,029	$88,460
UNDERWRITING EXPENSES
Losses and loss expenses	$ 83,370	$ 57,165	$ 70,168	$41,607	$51,209	$45,318
Acquisition expenses	11,382	8,492	6,532	6,123	6,419	9,279
General and administrative expenses	13,983	13,760	13,823	7,959	9,485	9,946
Total expenses	108,735	79,417	90,523	55,689	67,113	74,489
UNDERWRITING (LOSS) INCOME	($ 5,814)	$ 10,645	($ 2,170)	$34,737	$27,916	$13,971
GAAP RATIOS
Loss ratio	81.0%	63.5%	79.4%	46.0%	53.9%	51.2%
Acquisition expense ratio	11.1%	9.4%	7.4%	6.8%	6.7%	10.5%
General and administrative expense ratio	13.5%	15.3%	15.7%	8.8%	10.0%	11.3%
Combined ratio	105.6%	88.2%	102.5%	61.6%	70.6%	73.0%
STATUTORY RATIOS
Loss ratio	81.0%	63.5%	79.4%	46.0%	53.9%	51.2%
Acquisition expense ratio	18.9%	17.0%	8.6%	7.7%	7.2%	7.6%
General and administrative expense ratio	9.8%	12.2%	9.3%	12.0%	10.4%	12.5%
Combined ratio	109.7%	92.7%	97.3%	65.7%	71.5%	71.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$117,313	$326,061	$338,142	$590,373	$ 115,415	$192,451
Net premiums written	$117,121	$293,723	$331,609	$585,466	$ 115,608	$192,451
Net premiums earned	$338,266	$353,868	$368,496	$386,537	$ 346,415	$322,840
UNDERWRITING EXPENSES
Losses and loss expenses	$69,483	$158,804	$240,276	$228,398	$ 368,720	$172,540
Acquisition expenses	81,883	83,244	86,371	89,696	82,169	71,173
General and administrative expenses	37,896	34,775	32,245	35,932	21,482	26,942
Total expenses	189,262	276,823	358,892	354,026	472,371	270,655
UNDERWRITING INCOME (LOSS)	$149,004	$ 77,045	$ 9,604	$ 32,511	($125,956)	$ 52,185
GAAP RATIOS
Loss ratio	20.6%	44.9%	65.2%	59.1%	106.5%	53.4%
Acquisition expense ratio	24.2%	23.5%	23.4%	23.2%	23.7%	22.0%
General and administrative expense ratio	11.2%	9.8%	8.8%	9.3%	6.2%	8.4%
Combined ratio	56.0%	78.2%	97.4%	91.6%	136.4%	83.8%
STATUTORY RATIOS
Loss ratio	20.6%	44.9%	65.2%	59.1%	106.4%	53.4%
Acquisition expense ratio	31.4%	29.7%	22.6%	19.3%	29.0%	27.1%
General and administrative expense ratio	32.4%	11.8%	9.7%	6.1%	18.6%	14.0%
Combined ratio	84.4%	86.4%	97.5%	84.5%	154.0%	94.5%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006	DEC. 31, 2005	DEC. 31, 2004
INSURANCE SEGMENT
Property	$ 44,268	$ 47,860	$ 52,591	$ 28,573	$25,694	$ 27,446
Casualty	35,976	28,294	42,877	21,786	35,318	22,336
Healthcare liability	17,067	37,812	31,047	21,062	21,156	19,730
Workers’ compensation	62,355	24,993	6,431	—	—	—
Professional lines	20,918	17,822	26,277	8,736	16,205	10,237
TOTAL INSURANCE	$180,584	$156,781	$159,223	$ 80,157	$98,373	$ 79,749
REINSURANCE SEGMENT
Casualty	$ 50,411	$ 86,933	$ 77,188	$185,578	$45,357	$ 32,173
Property	22,170	124,235	49,998	122,480	20,626	108,742
Catastrophe	18,912	49,385	102,763	120,695	24,401	20,867
Agriculture	(2,124)	16,324	42,373	50,531	(779)	4,825
Marine	15,344	16,237	14,560	57,246	21,626	12,182
Aerospace	10,795	17,761	25,560	22,700	1,400	3,463
Surety and other specialty	1,805	15,186	25,700	31,143	2,784	10,199
TOTAL REINSURANCE	$117,313	$326,061	$338,142	$590,373	$115,415	$192,451
TOTAL COMPANY SUBTOTAL	$297,897	$482,842	$497,365	$670,530	$213,788	$272,200
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(7,102)	(6,629)	(46,112)	(99,149)	(21,156)	—
REPORTED TOTALS	$290,795	$476,213	$451,253	$571,381	$192,632	$272,200

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED SEGMENT DATA
FOR THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$576,745	$1,371,889	$1,948,634	($ 158,992)	$1,789,642
Net premiums written	$416,637	$1,327,919	$1,744,556	($ 158,992)	$1,585,564
Net premiums earned	$371,762	$1,447,167	$1,818,929	($ 180,355)	$1,638,574
Other underwriting income	—	—	—	1,390	1,390
Total underwriting revenues	$371,762	$1,447,167	$1,818,929	($ 178,965)	$1,639,964
UNDERWRITING EXPENSES
Losses and loss expenses	$252,310	$696,962	$ 949,272	($ 121,642)	$ 827,630
Acquisition expenses	32,528	341,194	373,722	(56,233)	317,489
General and administrative expenses	49,524	140,849	190,373	—	190,373
Total expenses	334,362	1,179,005	1,513,367	(177,875)	1,335,492
UNDERWRITING INCOME	$ 37,400	$ 268,162	$ 305,562	($ 1,090)	$ 304,472
GAAP RATIOS
Loss ratio	67.9%	48.2%	52.2%	67.4%	50.5%
Acquisition expense ratio	8.7%	23.6%	20.5%	31.2%	19.4%
General and administrative expense ratio	13.3%	9.7%	10.5%	—	11.6%
Combined ratio	89.9%	81.5%	83.2%	98.6%	81.5%
STATUTORY RATIOS
Loss ratio	67.9%	48.2%	52.2%	67.4%	50.5%
Acquisition expense ratio	13.9%	23.5%	21.2%	31.1%	20.2%
General and administrative expense ratio	10.5%	10.6%	10.6%	—	11.6%
Combined ratio	92.3%	82.3%	84.0%	98.5%	82.3%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
CONSOLIDATED FINANCIAL RATIOS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	67.9%	48.2%	52.2%	67.4%	50.5%
Acquisition expense ratio	8.7%	23.6%	20.5%	31.2%	19.4%
General and administrative expense ratio	13.3%	9.7%	10.5%	—	11.6%
Combined ratio	89.9%	81.5%	83.2%	98.6%	81.5%
EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	14.6%	0.3%	3.3%	0.9%	3.5%
NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	82.5%	48.5%	55.5%	68.3%	54.0%
Acquisition expense ratio	8.7%	23.6%	20.5%	31.2%	19.4%
General and administrative expense ratio	13.3%	9.7%	10.5%	—	11.6%
Combined ratio	104.5%	81.8%	86.5%	99.5%	85.0%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
INSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2006	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$576,745	$ 421,431	$359,702
Net premiums written	$416,637	$ 387,653	$356,771
Net premiums earned	$371,762	$ 364,175	$338,401
UNDERWRITING EXPENSES
Losses and loss expenses	$252,310	$ 343,577	$193,709
Acquisition expenses	32,528	27,483	36,284
General and administrative expenses	49,524	35,987	33,407
Total expenses	334,362	407,047	263,400
UNDERWRITING INCOME (LOSS)	$ 37,400	($ 42,872)	$ 75,001
GAAP RATIOS
Loss ratio	67.9%	94.3%	57.2%
Acquisition expense ratio	8.7%	7.6%	10.7%
General and administrative expense ratio	13.3%	9.9%	9.9%
Combined ratio	89.9%	111.8%	77.8%
STATUTORY RATIOS
Loss ratio	67.9%	94.3%	57.2%
Acquisition expense ratio	13.9%	6.7%	9.7%
General and administrative expense ratio	10.5%	8.5%	9.4%
Combined ratio	92.3%	109.5%	76.3%

ENDURANCE SPECIALTY HOLDINGS LTD.
REINSURANCE SEGMENT DATA

	FOR THE YEARS ENDED
	DEC. 31, 2006	DEC. 31, 2005	DEC. 31, 2004
UNDERWRITING REVENUES
Gross premiums written	$1,371,889	$1,390,737	$1,351,655
Net premiums written	$1,327,919	$1,374,987	$1,340,249
Net premiums earned	$1,447,167	$1,439,266	$1,294,199
UNDERWRITING EXPENSES
Losses and loss expenses	$ 696,962	$1,368,284	$ 743,621
Acquisition expenses	341,194	327,236	293,500
General and administrative expenses	140,849	110,432	100,318
Total expenses	1,179,005	1,805,952	1,137,439
UNDERWRITING INCOME (LOSS)	$ 268,162	($ 366,686)	$ 156,760
GAAP RATIOS
Loss ratio	48.2%	95.1%	57.5%
Acquisition expense ratio	23.6%	22.7%	22.7%
General and administrative expense ratio	9.7%	7.7%	7.7%
Combined ratio	81.5%	125.5%	87.9%
STATUTORY RATIOS
Loss ratio	48.2%	95.1%	57.5%
Acquisition expense ratio	23.5%	23.0%	22.9%
General and administrative expense ratio	10.6%	8.0%	7.5%
Combined ratio	82.3%	126.1%	87.9%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities.

ENDURANCE SPECIALTY HOLDINGS LTD.
SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE YEAR ENDED
	DEC. 31, 2006	DEC. 31, 2005	Dec. 31, 2004
INSURANCE SEGMENT
Property	$ 173,292	$ 112,736	$ 112,900
Casualty	128,933	129,951	85,226
Healthcare liability	106,988	117,120	111,097
Workers’ compensation	93,779	—	—
Professional lines	73,753	61,624	50,479
TOTAL INSURANCE	$ 576,745	$ 421,431	$ 359,702
REINSURANCE SEGMENT
Casualty	$ 400,111	$385,604	$ 401,393
Property	318,883	361,859	441,369
Catastrophe	291,755	300,892	286,873
Agriculture	107,104	33,035	4,825
Marine	103,387	118,976	50,662
Aerospace	76,816	120,501	132,731
Surety and other specialty	73,833	69,870	33,802
TOTAL REINSURANCE	$1,371,889	$1,390,737	$1,351,655
TOTAL COMPANY SUBTOTAL	$1,948,634	$1,812,168	$1,711,357
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(158,992)	(143,291)	—
REPORTED TOTALS	$1,789,642	$1,668,877	$1,711,357

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED DECEMBER 31, 2006

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$ 180,584	$110,211	$290,795	$ 180,584	$117,313	$297,897
Net premiums written	$ 138,436	$110,019	$248,455	$ 138,436	$117,121	$255,557
Net premiums earned	$ 102,921	$300,794	$403,715	$ 102,921	$338,266	$441,187
Other underwriting loss	—	1,718	1,718	—	—	—
Total underwriting revenues	102,921	302,512	405,433	102,921	338,266	441,187
UNDERWRITING EXPENSES
Losses and loss expenses	$ 83,370	$ 48,050	$131,420	$ 83,370	$ 69,483	$152,853
Acquisition expenses	11,382	69,805	81,187	11,382	81,883	93,265
General and administrative expenses	13,983	37,896	51,879	13,983	37,896	51,879
Total expenses	108,735	155,751	264,486	108,735	189,262	297,997
UNDERWRITING (LOSS) INCOME	($ 5,814)	$146,761	$140,947	($ 5,814)	$149,004	$143,190
GAAP RATIOS
Loss ratio	81.0%	16.0%	32.6%	81.0%	20.6%	34.6%
Acquisition expense ratio	11.1%	23.2%	20.1%	11.1%	24.2%	21.1%
General and administrative expense ratio	13.5%	12.6%	12.8%	13.5%	11.2%	11.8%
Combined ratio	105.6%	51.8%	65.5%	105.6%	56.0%	67.5%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE YEAR ENDED DECEMBER 31, 2006

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$576,745	$1,212,897	$1,789,642	$576,745	$1,371,889	$1,948,634
Net premiums written	$416,637	$1,168,927	$1,585,564	$416,637	$1,327,919	$1,744,556
Net premiums earned	$371,762	$1,266,812	$1,638,574	$371,762	$1,447,167	$1,818,929
Other underwriting loss	—	1,390	1,390	—	—	—
Total underwriting revenues	371,762	1,268,202	1,639,964	$371,762	$1,447,167	$1,818,929
UNDERWRITING EXPENSES
Losses and loss expenses	$252,310	$ 575,320	$ 827,630	$252,310	$ 696,962	$ 949,272
Acquisition expenses	32,528	284,961	317,489	32,528	341,194	373,722
General and administrative expenses	49,524	140,849	190,373	49,524	140,849	190,373
Total expenses	334,362	1,001,130	1,335,492	334,362	1,179,005	1,513,367
UNDERWRITING INCOME	$ 37,400	$ 267,072	$ 304,472	$ 37,400	$ 268,162	$ 305,562
GAAP RATIOS
Loss ratio	67.9%	45.5%	50.5%	67.9%	48.2%	52.2%
Acquisition expense ratio	8.7%	22.5%	19.4%	8.7%	23.6%	20.5%
General and administrative expense ratio	13.3%	11.0%	11.6%	13.3%	9.7%	10.5%
Combined ratio	89.9%	79.0%	81.5%	89.9%	81.5%	83.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
RETURN ON EQUITY ANALYSIS

FOR THE YEAR ENDED DECEMBER 31, 2006
Average common equity[a]	$1,885,209
Net premiums earned	$1,638,574
Combined ratio	81.5%
Operating margin	18.5%
Premium leverage	0.87x
Implied ROAE from underwriting activity	16%
Average cash and invested assets at amortized cost	$5,275,481
Investment leverage	2.80x
Year to date investment income yield, pretax	4.88%
Implied ROAE from investment activity	14%
Financing Costs[b]	(2)%
Implied Pre-tax Operating ROAE, for period	28%
Implied Pre-tax Operating ROAE, annualized	28%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

ENDURANCE SPECIALTY HOLDINGS LTD.
ANNUALIZED OPERATING & INVESTMENT LEVERAGE

					Year Ended December 31,
	4Q 2006	3Q 2006	2Q 2006	1Q 2006	2006	2005
Average common equity[a]	$2,007,524	$1,826,855	$1,730,262	$1,698,266	$1,885,209	$1,767,499
Net premiums earned	$ 403,715	$ 407,975	$ 406,678	$ 420,206	$1,638,574	$1,723,694
Operating leverage	0.20x	0.22x	0.24x	0.25x	0.87x	0.98x
Annualized operating leverage	0.80x	0.89x	0.94x	0.99x	0.87x	0.98x
Avg. cash and invested assets at amortized cost	$5,496,389	$5,215,717	$5,219,192	$5,064,789	$5,275,481	$4,463,908
Investment leverage	2.74x	2.86x	3.02x	2.98x	2.80x	2.53x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.
INVESTMENT PORTFOLIO
AS OF DECEMBER 31, 2006

	Fair Value	Percentage
Type of Investment
Cash and equivalents[a]	$ 548,041	9.9%
U.S. government and agencies	876,143	15.9%
Corporate securities	873,828	15.8%
Foreign government	234,270	4.2%
Municipals	7,864	0.2%
Asset-backed securities	634,541	11.5%
Mortgage-backed securities	2,087,558	37.9%
Investments in other ventures	253,068	4.6%
Total	$5,515,313	100.0%

	Fair Value	Percentage
Ratings
U.S. Government and agencies	$ 876,143	17.6%
AAA/Aaa	3,119,196	62.8%
AA/Aa	291,615	5.9%
A/A	359,524	7.2%
BBB and below	6,481	0.2%
Below BBB	60,694	1.2%
Not Rated	551	0.1%
Investments in other ventures	253,068	5.0%
Total	$4,967,272	100.0%

December 31, 2006
Performance
Yield[b]	4.9%
Duration[c]	2.44

	Quarter Ended December 31, 2006	Quarter Ended September 30, 2006	Quarter Ended June 30, 2006	Quarter Ended March 31, 2006
Investment Income
Income from investments in other ventures	$11,170	$ 4,014	$ 4,557	$ 9,332
Total net investment income	$72,033	$63,581	$60,291	$61,544

Note:	[a]	Cash and equivalents are shown net of investments pending settlement.
	[b]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.
	[c]	Duration excludes investments in other ventures.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	YEAR ENDED DEC. 31, 2006	QUARTER ENDED DEC. 31, 2006	QUARTER ENDED SEPT. 30, 2006	QUARTER ENDED JUNE 30, 2006	QUARTER ENDED MARCH 31, 2006
Incurred related to:
Current year	$ 885,369	$ 158,160	$ 198,073	$ 247,863	$ 281,273
Prior years	(57,739)	(26,740)	(10,040)	21,582	(42,541)
Total incurred	827,630	$ 131,420	$ 188,033	$ 269,445	$ 238,732
Paid related to:
Current year	($63,103)	($34,706)	($19,698)	($1,923)	($6,776)
Prior years	(719,753)	(183,233)	(194,221)	(185,676)	(156,623)
Total paid	(782,856)	($217,939)	($213,919)	($187,599)	($163,399)

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2006	($27,855)	($16,946)	($44,801)	($2,260)	($42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)
Year ended December 31, 2006	($54,387)	($4,989)	($59,376)	($1,637)	($57,739)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2005	($9,788)	($36,213)	($46,001)	—	($46,001)
Quarter ended June 30, 2005	(16,149)	(11,599)	(27,748)	—	(27,748)
Quarter ended September 30, 2005	(2,789)	(21,087)	(23,876)	—	(23,876)
Quarter ended December 31, 2005	(29,270)	(35,567)	(64,837)	—	(64,837)
Year ended December 31, 2005	($57,996)	($104,466)	($162,462)	—	($162,462)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2004

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2004	($6,666)	($12,706)	($19,372)	—	($19,372)
Quarter ended June 30, 2004	(9,882)	(30,812)	(40,694)	—	(40,694)
Quarter ended September 30, 2004	(4,933)	(46,000)	(50,933)	—	(50,933)
Quarter ended December 31, 2004	(9,372)	(16,309)	(25,681)	—	(25,681)
Year ended December 31, 2004	($30,853)	($105,827)	($136,680)	—	($136,680)

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE YEAR ENDED	FOR THE QUARTERS ENDED
	DEC. 31, 2006	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MARCH 31, 2006
INSURANCE SEGMENT
Short tail[a]	$(20,198)	$ 6,508	$ 2,142	$ (5,102)	$(23,746)
Long Tail[b]	(34,189)	(14,031)	(8,083)	(7,966)	(4,109)
TOTAL INSURANCE	$(54,387)	$ (7,523)	$ (5,941)	$(13,068)	$(27,855)
REINSURANCE SEGMENT
Short tail[a]	$29,409	$(20,330)	$ (4,372)	$ 58,523	$ (4,412)
Long Tail[b]	(20,118)	444	(2,117)	(10,115)	(8,330)
Other[c]	(14,280)	(2,318)	(887)	(6,871)	(4,204)
TOTAL REINSURANCE	$ (4,989)	$(22,204)	$ (7,376)	$ 41,537	$(16,946)
TOTAL COMPANY SUBTOTAL	$(59,376)	$(29,727)	$(13,317)	$ 28,469	$(44,801)
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(1,637)	(2,987)	(3,277)	6,887	(2,260)
REPORTED TOTALS	$(57,739)	$(26,740)	$(10,040)	$ 21,582	$(42,541)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance business segment includes its property line of business. The Company’s short tail lines in its Reinsurance business segment include property, catastrophe, marine, aerospace and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance business segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance business segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Reinsurance business segment are agriculture, personal accident, and other.

[d]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance			Reinsurance				Total Company	Deposit Accounting Adjustment[a]	Reported Totals
	Short Tail	Long Tail	Total	Short Tail	Long Tail	Other	Total
AT DEC. 31, 2006
Case reserves	$146,138	$ 25,941	$172,079	$ 683,118	$211,940	$ 9,031	$ 904,089	$1,076,168	($ 52,760)	$1,023,408
Total reserves	$182,196	$683,151	$865,347	$1,022,475	$773,960	$168,526	$1,964,961	$2,830,308	($128,622)	$2,701,686
Case reserves / Total reserves	80.2%	3.8%	19.9%	66.8%	27.4%	5.4%	46.0%	38.0%	41.0%	37.9%
IBNR / Total reserves	19.8%	96.2%	80.1%	33.2%	72.6%	94.6%	54.0%	62.0%	59.0%	62.1%
AT SEPT. 30, 2006
Case reserves	$152,447	$ 8,303	$160,750	$ 745,512	$205,928	$ 8,764	$ 960,204	$1,120,954	($ 52,630)	$1,068,324
Total reserves	$193,275	$615,947	$809,222	$1,147,159	$763,834	$171,818	$2,082,811	$2,892,033	($122,615)	$2,769,418
Case reserves / Total reserves	78.9%	1.3%	19.9%	65.0%	27.0%	5.1%	46.1%	38.8%	42.9%	38.6%
IBNR / Total reserves	21.1%	98.7%	80.1%	35.0%	73.0%	94.9%	53.9%	61.2%	57.1%	61.4%
AT JUNE 30, 2006
Case reserves	$153,272	$ 9,127	$162,399	$ 773,818	$181,465	$ 8,287	$ 963,570	$1,125,969	($ 31,308)	$1,094,661
Total reserves	$201,130	$560,380	$761,510	$1,233,673	$728,221	$159,684	$2,121,578	$2,883,088	($100,285)	$2,782,803
Case reserves / Total reserves	76.2%	1.6%	21.3%	62.7%	24.9%	5.2%	45.4%	39.1%	31.2%	39.3%
IBNR / Total reserves	23.8%	98.4%	78.7%	37.3%	75.1%	94.8%	54.6%	60.9%	68.8%	60.7%
AT MAR. 31, 2006
Case reserves	$142,150	$9,083	$151,233	$ 796,282	$170,810	$ 8,040	$ 975,132	$1,126,365	($ 15,355)	$1,111,010
Total reserves	$196,312	$509,582	$705,894	$1,207,543	$689,492	$158,272	$2,055,307	$2,761,201	($ 72,215)	$2,688,986
Case reserves / Total reserves	72.4%	1.8%	21.4%	65.9%	24.8%	5.1%	47.4%	40.8%	21.3%	41.3%
IBNR / Total reserves	27.6%	98.2%	78.6%	34.1%	75.2%	94.9%	52.6%	59.2%	78.7%	58.7%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED DEC. 31,		FOR THE YEAR ENDED DEC. 31,
		2006	2005	2006	2005
DILUTIVE SHARES OUTSTANDING:	Average market price per share	$ 36.33	$ 34.37	$ 33.15	$ 35.92
AS REPORTED	Basic weighted average common shares outstanding	66,561	65,952	66,436	62,029
	Add: weighted avg. unvested restricted share units	795	679	801	636
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$ 10,501	$ 12,482	$ 10,501	$ 12,482
	Less: restricted share units bought back via treasury method	(289)	(679)	(317)	(636)
	Add: weighted avg. dilutive warrants outstanding	7,202	7,202	7,202	7,202
	Weighted average exercise price per share	$ 16.87	$ 17.87	$ 16.87	$ 17.87
	Less: warrants bought back via treasury method	(3,344)	(7,202)	(3,666)	(7,202)
	Add: weighted avg. dilutive options outstanding	2,719	3,128	2,919	3,179
	Weighted average exercise price per share	$ 18.45	$ 18.45	$ 18.38	$ 18.46
	Proceeds from unrecognized option expense	$79	$365	$79	$365
	Less: options bought back via treasury method	(1,383)	(3,128)	(1,620)	(3,179)
	Weighted average dilutive shares outstanding	72,261	65,952	71,755	62,029

Note:	Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME (LOSS) RECONCILIATION
EARNINGS (LOSS) PER SHARE INFORMATION — AS REPORTED, GAAP

	QUARTER ENDED DECEMBER 31,		FOR THE YEAR ENDED DECEMBER 31,
	2006	2005	2006	2005
Net income (loss)	$198,810	($49,771)	$498,126	($220,484)
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(6,985)	1,692	(15,168)	4,704
Net realized losses on investments	1,741	3,098	17,951	7,459
Operating income (loss) before preferred dividends	$193,566	($44,981)	$500,909	($208,321)
Preferred dividends	(3,875)	($ 2,720)	(15,500)	($2,720)
Operating income (loss) available to common shareholders	$189,691	($47,701)	$485,409	($211,041)
Weighted average common shares outstanding
Basic	66,561	65,952	66,436	62,029
Dilutive	72,261	65,952	71,755	62,029
Basic per common share data
Net income (loss) available to common shareholders	$ 2.93	($ 0.80)	$7.26	($ 3.60)
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.11)	0.03	(0.23)	0.08
Net realized losses on investments	0.03	0.05	0.28	0.12
Operating income (loss) available to common shareholders	$ 2.85	($ 0.72)	$ 7.31	($ 3.40)
Diluted per common share data
Net income (loss) available to common shareholders	$ 2.70	($ 0.80)	$ 6.73	($ 3.60)
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.10)	0.03	(0.22)	0.08
Net realized losses on investments	0.03	0.05	0.25	0.12
Operating income (loss) available to common shareholders	$ 2.63	($ 0.72)	$ 6.76	($ 3.40)

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER COMMON SHARE

		DECEMBER 31,
		2006	2005	2004
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED[a]	Price per share at period end	$ 36.58	$ 35.85	$ 34.20
	Basic common shares outstanding[b]	66,702	66,413	61,473
	Add: unvested restricted share units	790	652	596
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$ 16.87	$ 17.87	$ 18.87
	Add: dilutive options outstanding	2,591	3,082	3,204
	Weighted average exercise price per share	$ 18.50	$ 18.45	$ 18.91
	Book Value[c]	$2,097,874	$1,672,543	$1,862,455
	Add: proceeds from converted warrants	121,504	128,706	135,908
	Add: proceeds from converted options	47,937	56,845	60,582
	Pro forma book value	$2,267,315	$1,858,094	$2,058,945
	Dilutive shares outstanding	77,285	77,349	72,475
	Basic book value per common share	$ 31.45	$ 25.18	$ 30.30
	Diluted book value per common share	$ 29.34	$ 24.02	$ 28.41
DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$ 36.58	$ 35.85	$ 34.20
	Basic common shares outstanding[b]	66,702	66,413	61,473
	Add: unvested restricted share units	790	652	596
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$ 16.87	$ 17.87	$ 18.87
	Less: warrants bought back via treasury method	(3,322)	(3,591)	(3,974)
	Add: dilutive options outstanding	2,591	3,082	3,204
	Weighted average exercise price per share	$ 18.50	$ 18.45	$ 18.91
	Less: options bought back via treasury method	(1,309)	(1,585)	(1,772)
	Dilutive shares outstanding	72,654	72,173	66,729
	Basic book value per common share	$ 31.45	$ 25.18	$ 30.30
	Diluted book value per common share	$ 28.87	$ 23.17	$ 27.91

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	YEAR ENDED DECEMBER 31,
	2006	2005	2004	2003	2002
Net income (loss) available to common shareholders	$ 482,626	($223,204)	$ 355,584	$ 263,437	$ 102,066
Dividends paid to common shareholders	(66,262)	(61,695)	(50,346)	(20,505)	—
Shareholders’ equity[a]	2,097,874	1,672,543	1,862,455	1,644,815	1,217,500
Return on beginning equity	28.9%	(12.0)%	21.6%	21.6%
Dividend payout ratio[b]	4.0%	3.3%	3.1%	1.7%
Dilutive common shares outstanding	72,654	72,173	66,729	68,445	56,017
Diluted book value per common share	$28.87	$23.17	$27.91	$24.03	$21.73
(treasury stock method)
Change in diluted book value per common share	24.6%	(17.0)%	16.1%	10.6%
Total return to common shareholders[c]	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 26 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 27 for a reconciliation of diluted book value per common share to basic book value per common share.